                                                                EXHIBIT (10)(i)
                                   (MORGENS)
                          LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement ("Agreement") is entered into as of May 21, 1996 between RGI HOLDINGS, INC., a Washington corporation ("Lender"), BANYAN MORTGAGE INVESTMENT FUND, a Delaware corporation ("Borrower"), and the affiliates and subsidiaries of Borrower identified on the signature pages of this Agreement (the "Obligors").

                                    Recitals

         A. Borrower entered into a credit agreement ("Credit Agreement") dated October 4, 1994 with Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens"), as agent, and Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P., The Common Fund, and Morgens Waterfall Income Partners, as lenders (collectively, the "Morgens Lenders"), pursuant to which Morgens, as agent for the Morgens Lenders, agreed to make a loan to Borrower in the original principal amount of Twenty Million Five Hundred Thousand United States Dollars (US$20,500,000.00) (the "Loan"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

         B. Pursuant to the Credit Agreement, Borrower executed and delivered six promissory notes, one in favor of each Morgens Lender (the "Notes").

         C. Obligors guaranteed certain of the obligations of Borrower pursuant two guaranties dated October 4, 1994 and April 19, 1995 (the "Guaranties").

         D. In order to secure their respective obligations under the Notes and the Guaranties, Borrower and Obligors granted various security interests in certain Collateral (as defined in the Credit Agreement) and executed certain security documents in favor of Morgens (the "Security Documents"). The Credit Agreement, Notes, Guaranties, Security Documents, and any and all amendments, restatements, extensions or renewals thereof are collectively referred to herein as the "Loan Documents."

         E. Pursuant to a Loan Purchase Agreement dated as of April 12, 1996 between Morgens, the Morgens' Lenders and RGI Realty, Inc., as amended by the First and Second Amendments to Loan Purchase Agreement dated May 13 and May 15, 1996, which Loan Purchase Agreement (as amended) has been assigned by RGI Realty, Inc. to Lender, Lender has acquired all of Morgens' and the Morgens Lenders' rights, title and interest in and to the Loan and the Loan Documents.

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         F.      Borrower and Obligors have requested that Lender modify the
Loan Documents to, among other things, forbear from taking action against Borrower and Obligors for certain periods of time.

         G. Lender is willing to modify the Loan Documents on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth below, Lender, Borrower, and Obligors agree to the following:

         1. Reaffirmation of Obligations Under Loan Documents. Borrower and Obligors reaffirm all of their respective obligations under the Loan Documents. Borrower and Obligors represent and warrant that, to the best of their knowledge and except as previously disclosed to Lender in writing (including, without limitation, all disclosures contained in the Banyan disclosure schedule, as amended, given in connection with the Merger Agreement referred to in Section 4 below), all of the representations and warranties set forth in the Loan Documents continue to be true and accurate as of the date hereof to the same extent as if they were fully set forth herein. Borrower and Obligors acknowledge and confirm that Borrower is justly indebted to Lender under the Loan Documents; that the amounts owed by Borrower to Lender under the Loan Agreement and Note are as set forth on Exhibit B attached hereto; and that the Loan Documents have been duly executed and delivered by Borrower and/or Obligors and constitute the legal, valid and binding obligations of Borrower and/or Obligors, as the case may be, enforceable against them in accordance with their terms, except as the enforceability thereof may be affected by bankruptcy, insolvency, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally.

         2. Default Under Loan Documents. Borrower and Obligors acknowledge that (i) Borrower is in default under the terms of the Loan Documents, (ii) Borrower and Obligors have received written notice of events constituting such default, which events have not been not cured and remain unremedied, (iii) except as otherwise expressly provided in this Agreement, Lender is entitled to make demand on Borrower for payment of all principal, interest and other amounts due under the Loan Documents and to foreclose, replevin or otherwise proceed against the collateral, including, but not limited to, the deeds of trust on the properties known as "Chapman's Landing," "Bishop Ranch" and "Southbridge", and (iv) neither Borrower nor any Obligor has any defenses to payment of the obligations under the Loan Documents and neither Borrower nor any Obligor has any claims against Lender as of the date hereof.





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         3.      Forbearance with Respect to Past Defaults.  Subject to the prior fulfillment of the conditions precedent set forth in Section 8 hereof, Lender covenants and agrees that from the date hereof until December 31, 1996, for any and all Events of Default under the Loan Documents prior to the date hereof, and for any and all Potential Events of Default under the Loan Documents prior to the date hereof:

                 a.       Lender shall not accelerate the Loan; and

                 b. Lender shall not attach, sequester, foreclose, replevin or otherwise initiate any action against Borrower or Obligors or any of their respective assets or properties.

         4. Forbearance with Respect to Certain Future Defaults. Subject to the prior fulfillment of the conditions precedent set forth in Section 8 hereof, Lender covenants and agrees that for non-monetary Events of Defaults under the Loan Documents which occur subsequent to the date hereof and prior to the earlier of (i) the Merger Closing, as defined in the Agreement and Plan of Merger between Lender, RGI U.S. Holdings, Inc., and Banyan Mortgage Investment Fund dated as of April 12, 1996 (the "Merger Agreement"), or (ii) the termination of the Merger Agreement for any reason:

                 a.       Lender shall not accelerate the Loan; and

                 b. Lender shall not attach, sequester, foreclose, replevin or otherwise initiate any action against Borrower or Obligors or any of their respective assets or properties.

         5. Capitalization of a Portion of Accrued Interest. Subject to the prior fulfillment of the conditions precedent set forth in Section 8 hereof, Lender agrees that accrued and unpaid interest under the Note for the period from October 1, 1995 through December 31, 1995 shall be added to the principal balance of the Note as of December 31, 1995 ($23,233,737.19 + $1,105,051.05 = $24,258,788.24). Lender acknowledges and agrees that upon capitalization of such interest and receipt by Lender of the payments set forth in Section 6 hereof, Borrower shall have cured all existing monetary Events of Default under the Note and Loan Agreement.

         6. Payments by Borrower to Lender at Closing. Upon signing of this Agreement by all parties hereto and upon consummation of the Initial Closing under the Merger Agreement ("Closing"), Borrower shall make the following payments to Lender, the calculations of which are set forth in Exhibit B:

                 a. Interest. Borrower shall pay to Lender $1,179,375.40 for accrued and unpaid interest due under the





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         Note and Credit Agreement for the period from January 1, 1996 through
         March 31, 1996.

                 b. Loan Restructure Fee. Borrower shall pay to Lender a loan restructure fee in the amount of $500,000, provided however, that if the Merger Closing does not occur on or before December 31, 1996 or such later date as is mutually agreed upon in writing by the parties to the Merger Agreement ("Merger Closing Deadline"), or if Lender is unable to obtain the approval of Fokus Bank ASA for the Construction Subordination as provided in Section 14 hereof, then in either of such events the amount of the Restructure Fee shall be credited against interest owing under the Note for the quarter ending September 30, 1996 (or if such interest has already been paid, then against interest owing for the quarter ending December 31, 1996).

         7. Modification of Loan Terms. Subject to the prior fulfillment of the conditions precedent set forth in Section 8 hereof, Lender, Borrower and Obligors agree that the Loan Documents shall be amended as follows:

                 a. Scheduled Principal Repayments. So long as the Merger Closing occurs on or before the Merger Closing Deadline, (as defined in Section 6(b) hereof), Borrower shall not be obligated to reduce the outstanding principal balance of the Loan to $11,000,000 on or before October 1, 1997 as set forth in Section 2.4(A) of the Credit Agreement.

                 b. Interest Rate. So long as the Merger Closing occurs on or before the Merger Closing Deadline, Lender agrees to reduce the interest rate set forth in Section 2.2(A) of the Credit Agreement from 17.5% to the Prime Rate (as defined below) plus two percent (2%), effective as of the Merger Closing date. Unless and until the occurrence, after the date hereof, of an Event of Default or Potential Event of Default under the Loan Documents, Lender agrees to charge the non-default interest rate of 17.5%, despite the occurrence of Events of Default and Potential Events of Default prior to the date hereof which remain unremedied. If the Merger Closing does not occur on or before the Merger Closing Deadline, or if the Merger Agreement is terminated for any reason prior to said date, Lender shall thereafter charge the default interest rate of 19.5% if an Event of Default or Potential Event of Default has occurred and has not been cured. Nothing in this Section shall affect Lender's right to charge the default interest rate of 19.5% for any Events of Default or Potential Events of Default (monetary, non-monetary, or otherwise) which occur subsequent to the date hereof.





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                 c.       Amendment to Guaranties.  Each Guaranty is amended by
         adding Schedule 1 thereto in the form of Schedule 1 to this Agreement, and by revising Section 2.2(a) thereof to read as follows:

                          2.2. Limitation on Amount Guarantied; Contribution by Guarantors. (a) Notwithstanding any provision of this Guaranty or any other Loan Document to which a Guarantor is a party or by which a Guarantor is bound, the maximum aggregate liability of a Guarantor under this Guaranty or secured by any property of such Guarantor in respect of the Guarantied Obligations shall be the amount of Loan proceeds actually disbursed to or for the benefit of such Guarantor (or the partnership of which such Guarantor is the general partner), which each Guarantor represents and warrants is as set forth in Schedule 1 attached hereto as of the date hereof, plus accrued and unpaid interest thereon and the expenses described in Section 2.9 of this Guaranty. With respect to each Guarantor which is a general partner of a Guarantor, the amount set forth in Schedule 1 (plus accrued interest and expenses) shall be the maximum aggregate collective liability (as of the date hereof) of such Guarantor and the partnership of which such Guarantor is the general partner.

                 d. Schedule 3.3. Schedule 3.3 to the Credit Agreement shall be replaced by Schedule 3.3 attached hereto.

                 e. Amended and Restated Note. The Notes shall be combined, amended and restated in the form of Exhibit A attached hereto (the "Restated Note").

                 f. Definition of Projects. From and after the Merger Closing, Schedule 1.1F shall be amended to include the properties known as "Lynnwood," "Grand Harbor," and "Oak Harbor," which as of the date hereof are owned by subsidiaries by RGI U.S. Holdings, Inc. and which are more fully described on Schedule 1.1F hereto.

                 g. Prepayments. Section 2.4(B) shall be amended to read as follows:

                          B. Prepayments.

                                  (i) Voluntary Prepayments. Company may, upon not less than three (3) Business Day's prior written or telephonic notice given to Lender at any time and from time to time, prepay the Loan in whole or in part on any Business Day. Notice of prepayment





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                          having been given as aforesaid, the principal amount
                          of the Loan specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied to reduce the principal balance of the Loan in the scheduled order of maturity.

                          (ii)    Mandatory Prepayments.

                                  (a) Prepayments from Cash Flow Payments. All Cash Flow Payments made pursuant to subsection
                          2.3 shall be applied to reduce the principal balance of the Loan in the scheduled order of maturity.

                                  (b) Prepayments from Net Sales Proceeds. Until the Loan is repaid in full, Company shall pay to Lender 50% of the Net Sales Proceeds of a sale of Development Property and 100% of the Net Sales Proceeds of a sale of Non-Development Property, provided, however, that if any such payment of Net Sales Proceeds would otherwise reduce Company's Consolidated Cash Reserve to less than the Minimum Reserve, then Company shall be obligated to pay to Lenders only the portion of such Net Sales Proceeds which will not reduce Company's Consolidated Cash Reserve to less than the Minimum Reserve. The payment of such deferred Net Sales Proceeds will be accrued, without interest, until the next calendar quarter (or quarters) in which the Consolidated Cash Reserve exceeds the Minimum Reserve, at which time Company shall pay to Lender the deferred Net Sales Proceeds (or so much thereof as can be made without reducing the Consolidated Cash Reserve to less than Minimum Reserve).

                                  (c) Notwithstanding the provisions of (a) and
                          (b) above, none of the proceeds from the sale of the Projects commonly known as 120 Spalding and Oakridge will be paid to Lender.

                 h. Net Cash Flow. The definition of "NET CASH FLOW" shall be amended by deleting Subsection (A)(c).

                 i. Certain Other Definitions. The following definitions shall be added to Section 1.1:





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                                  "DEVELOPMENT PROPERTY" means the Projects
                          known as "Wayside Village," "Southbridge," and "Chapman's Landing." As of the effective date of the Merger, "Development Property" shall also include the Projects known as "Grand Harbor" and "Oak Harbor."

                                  "MERGER" means the merger of RGI U.S.
                          Holdings, Inc. into the Company pursuant to the Agreement and Plan of Merger dated as of April 12, 1996 among RGI U.S. Holdings, Inc., RGI Holdings, Inc. and the Company.

                                  "MINIMUM RESERVE" means $3,000,000.

                                  "NON-DEVELOPMENT PROPERTY" means the Project
                          known "Bishop Ranch." As of the effective date of the Merger, "Non-Development Property" shall also include the Project known as "Lynnwood."

                                  "NET SALES PROCEEDS" means all cash proceeds
                          received from the sale or any other disposition (other than any proceeds from financing or refinancing of a Project, which are governed by A.(d) of the definition of Net Cash Flow above) of all or any portion of such Project, or any interest therein (including any deferred payments, but only as and when so received), net of (i) the actual and reasonable closing costs and expenses incurred in such sale or other disposition (excluding, in any event, closing costs paid to Company, its Affiliates or BMC in excess of amounts customarily paid to third parties providing comparable services), and (ii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by Permitted Encumbrances on the Project, or the portion thereof so disposed.

                                  "PRIME RATE" means the prime rate of interest
                          as published in The Wall Street Journal by Dow Jones & Company, Inc. from time to time, changing daily as such prime rate changes.

                 j. Payment Instructions. The wire transfer instructions set forth in Section 2.4(C) shall be replaced with the following:





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                                  c/o Resource Group International, Inc.
                                  West One Bank
                                  Pike Place Office
                                  Seattle, Washington
                                  ABA Routing #125107833
                                  Account #6002314034

                 k. Notices. The addresses referenced in Section 8.7 shall be deemed to refer to the addresses listed below the signature lines of this Agreement.

                 l. Agent. Section 9 is deleted and all references to "Agent" in the Loan Documents shall be deemed to refer to Lender.

         8. Conditions Precedent. Lender's obligations under this Agreement are subject to the prior fulfillment of the following conditions precedent:

                 a. This Agreement shall have been duly executed and delivered by Lender, Borrower and Obligors.

                 b. Borrower shall have paid to Lender the sum of $1,679,375.40, which shall be applied by Lender in the manner described in Section 6 hereof.

                 c. Lender shall have received the Restated Note in the form of Exhibit A, duly executed by Borrower.

                 d. The Initial Closing under the Merger Agreement shall have occurred.

                 e. Lender shall have received certified copies of (i) the corporate and/or partnership resolutions authorizing Borrower and Obligors to enter into and perform this Agreement, (ii) an incumbency certificate for the person signing this Agreement and related documents on behalf of Borrower and Obligors, and (iii) such other statements, certificates, documents, amendments and information with respect to the matters contemplated by this Agreement and the Loan Documents as Lender may reasonably request.

         9. Covenants of Borrower and Obligors. In consideration for Lender's agreement to enter into this Agreement, Borrower and Obligors covenant and agree that:

                 a. Borrower and Obligors shall comply with the terms and conditions of this Agreement and shall make commercially reasonable efforts to continue to comply with all of their obligations under the Loan Documents, as modified by this Agreement.





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


                 b. Borrower shall pay all of the costs and expenses reasonably incurred by Lender in connection with the preparation of this Agreement and all documents delivered in connection herewith, including title insurance and the costs and expenses of counsel to Lender.

                 c. Borrower and Obligors shall from time to time at their expense execute such additional documents as are reasonably requested by Lender (and Fokus Bank ASA, to whom Lender is assigning the Note and related security documents as collateral for a loan made by Fokus Bank ASA to Lender) to protect Lender's and Fokus Bank ASA's interest in all collateral, whether now held or hereafter acquired.

         10. Waiver of Defenses. Borrower and Obligors hereby waive and release any and all defenses they may have with respect to any of the Loan Documents or any obligations owing thereunder based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof, and hereby release and forever discharge Lender, and its officers, directors, fiduciaries, agents and employees, from every claim, demand or cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged to have arisen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the date hereof. Borrower and Obligors expressly waive any right to setoff any claim, if any, against Lender against any sum owed or to be owed by Borrower or Obligors under any Loan Document.

         11.     Representations and Warranties of Borrower and Obligors.

                 a. Borrower and Obligors acknowledge that the concepts embodied in this Agreement have been independently negotiated with Lender by Borrower and Obligors, at all times represented by counsel of Borrower's and Obligors' own choosing, and that this Agreement is satisfactory to and in the best interests of Borrower and Obligors, and that Borrower and Obligors have actively requested that Lender enter into this Agreement.

                 b. Borrower and Obligors hereby represent and warrant that the execution, delivery and performance of this Agreement have been duly authorized, and that when executed and delivered by Borrower and Obligors this Agreement shall constitute a valid and binding obligation of Borrower and Obligors, enforceable against them in accordance with its terms, except as the enforceability thereof may be affected by bankruptcy, insolvency, moratorium, fraudulent transfer





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

         and other similar laws affecting the rights and remedies of creditors generally.

                 c. Borrower and Obligors hereby further represent and warrant that the amounts set forth in Schedules 1 and 3.3 hereto are true and correct as of the date hereof, and they hereby agree to indemnify, defend and hold Lender harmless from and against any and all claims, losses, damages, costs or expenses which Lender may incur arising out of or relating to any errors or inaccuracies in such Schedules.

                 d. Borrower and Obligors hereby further represent and warrant that their articles of incorporation, bylaws, and/or partnership agreements, as the case may be, as well as the articles of incorporation and bylaws of their respective general partners (as applicable), have not been amended or modified since the date the Credit Agreement was signed.

         12. Loan Documents Remain in Effect; References to Loan Documents. Except as expressly amended by this Agreement, the Credit Agreement and all other Loan Documents shall remain in full force and effect. In addition, Lender, Borrower, and Obligors agree that: (i) all references to the Credit Agreement in any of the Loan Documents or any other agreements between Lender and Borrower shall mean the Credit Agreement, as amended by this Agreement;
(ii) all references to the Guaranty or the Guaranties in any of the Loan Documents or any other agreements between Lender and Borrower shall mean the Guaranties, as amended by this Agreement; and (iii) all references to "Promissory Note" or "Note" in the Credit Agreement or any of the Security Documents shall mean the Restated Note.

         13. Termination of Warrants. Lender agrees that the seven Warrants dated October 4, 1994, which were originally issued in favor of each of the Morgens Lenders and Leveraged Equity Management, Inc. and which have been assigned to Lender pursuant to the Loan Purchase Agreement, are hereby terminated. All references to the Warrants in the Credit Agreement are deleted. Lender represents and warrants that after the assignment of the Warrants from the Morgens Lenders and Leveraged Equity Management, Inc. to Lender, Lender has not sold, assigned or pledged the Warrants to any other party.

         14. Subordination to Construction Financing. Lender agrees to subordinate its interest in the Collateral to construction financing upon commercially reasonable terms provided that such construction financing is used solely to pay costs directly related to improvement of such Collateral ("Construction Subordination"). Lender further agrees to use commercially reasonable efforts to obtain Fokus Bank ASA approval for the Construction Subordination.





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         15.     Miscellaneous.

                 a. Modification. This Agreement may not be modified in any manner except by written agreement signed by all of the parties hereto.

                 b. No Waiver. No course of dealings heretofore or hereafter among Borrower, Obligors and Lender or any failure on the part of Lender in exercising any rights or remedies under this Agreement or any existing by law shall operate as a waiver of any right or remedy of Lender with respect to any obligations owed to them, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or a preclusion to the exercise of any other rights or remedies that Lender may have under any other document.

                 c. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision and the remaining provisions of this Agreement.

                 d.       Governing Law.   This Agreement shall be governed by
         and construed in accordance with the laws of the State of New York, excluding its conflict of law rules.

                 e. Agents, Successors, and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their agents, successors and assigns.

                 f. Counterparts. This Agreement may be executed in any number of counterparts and shall be a valid and binding agreement when all parties execute the original or a counterpart.

         EXECUTED as of the date set forth above.


         BORROWER:      BANYAN MORTGAGE INVESTMENT FUND,
                        a Delaware Corporation


                        By: /s/ Robert G. Higgins
                           --------------------------------
                        Printed Name: Robert G. Higgins
                        Title: Vice President and Secretary





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


                            Address:
                            -------
                            150 South Wacker Drive, Suite 2900
                            Chicago, Illinois 60606
                            Telephone: 312-553-9800
                            Facsimile: 312-553-0450

                            With a copy to:

                            Shefsky & Froelich Ltd.
                            444 North Michigan Avenue
                            Chicago, Illinois 60611
                            Attention: Michael J. Choate, Esq.
                            Telephone: 312-836-4066
                            Facsimile: 312-527-5921


         OBLIGORS:          VMIF/ANDEN SOUTHBRIDGE VENTURE, an Illinois joint
                            venture

                            By VMIF SOUTHBRIDGE CORP., its managing general partner

                                     By: Robert G. Higgins (whose signature
                                         appears below)
                                     Title: Vice President and Secretary

                            BMIF MONTEREY COUNTY CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Secretary


                            BMIF MONTEREY COUNTY LIMITED PARTNERSHIP

                            By:      BMIF MONTEREY COUNTY CORP., GENERAL PARTNER

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Secretary

                            BMIF RANCHO MALIBU II CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            BMIF VIRGINIA MANAGEMENT CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF 248 BUCKEYE WILSHIRE CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF 9025 WILSHIRE CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF/ANDEN WAYSIDE VENTURE, a general partnership

                            By:      VMIF WAYSIDE CORP., managing general
                                     partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF CHARLES COUNTY CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF CHARLES COUNTY L.P.

                            By:      VMIF CHARLES COUNTY CORP., general partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF CHARLES COUNTY VENTURE, a general partnership

                            By:      VMIF CHARLES COUNTY CORP., managing
                                     general partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF OAKRIDGE CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            VMIF RANCHO MALIBU CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF RANCHO MALIBU LIMITED PARTNERSHIP

                            By:      VMIF RANCHO MALIBU CORP., general partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF SOUTHBRIDGE CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF SOUTHBRIDGE L.P.

                            By:      VMIF SOUTHBRIDGE CORP., general partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF WAYSIDE L.P.

                            By:      VMIF WAYSIDE CORP., general partner

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary

                            VMIF WAYSIDE CORP.

                            By:      Robert G. Higgins (whose signature appears
                                     below)
                            Title:   Vice President and Assistant Secretary


                            By  /s/ Robert G. Higgins
                               ------------------------------------------------
                                     ROBERT G. HIGGINS, for the entitles and
                                     in the capacities described above

         LENDER:                  RGI HOLDINGS, INC., a Washington corporation

                                  By: /s/ Kenneth L. Uptain
                                      ----------------------------------------
                                  Printed Name: Kenneth L. Uptain
                                               -------------------------------
                                  Title:  President
                                         -------------------------------------

                                  Address:
                                  --------
                                  U.S. Bank Centre
                                  1420 Fifth Avenue, 42nd Floor
                                  Seattle, Washington 98101-2333
                                  Telephone: 206-464-0200
                                  Telecopy: 206-448-0404


                                  With a copy to:

                                  Davis Wright Tremaine
                                  1501 Fourth Avenue
                                  2600 Century Square
                                  Seattle, Washington 98101-1688
                                  Attention: Richard M. Rawson
                                  Telephone: 206-628-7746
                                  Telecopy: 206-628-7699

                                   EXHIBIT A

                      AMENDED AND RESTATED PROMISSORY NOTE

$24,258,788.24                                                   April 1, 1996

         FOR VALUE RECEIVED, BANYAN MORTGAGE INVESTMENT FUND, a Delaware corporation ("Company"), promises to pay to the order of RGI HOLDINGS, INC., a Washington corporation ("Lender"), the principal amount of Twenty-Four Million Two Hundred Fifty-Eight Thousand Seven Hundred Eighty-Eight and 24/100 United States Dollars (US$24,258,788.24).

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of October 4, 1994 (as assigned, amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

         This Note is issued pursuant to and is entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby was made and is to be repaid. Interest is payable at the rate (including, without limitation, the default rate set forth in subsection 2.2B of the Credit Agreement) and at the times set forth in the Credit Agreement, and the entire outstanding principal balance of this Note, and all accrued and unpaid interest thereon, is due and payable in full on September 30, 1998.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America by wire transfer of same day funds to the account of Lender in accordance with the wiring instructions for Lender set forth in the Credit Agreement, or at such other place as shall be designated by Lender in writing for such purpose, and in accordance with the terms of the Credit Agreement. Lender hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations or defenses of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to (i) a mandatory repayment of a portion of the outstanding principal balance of the Loan as provided in subsection 2.4A of the Credit Agreement, and (ii) mandatory prepayment as provided in subsection 2.4B(ii) of the Credit Agreement.

         THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. In addition, upon certain Events of Default under the Credit Agreement, the interest payable under this Note shall increase to the default rate specified in subsection 2.2B of the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay costs and expenses (including reasonable attorneys' fees) as provided in subsection 8.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         This Note amends and restates the Promissory Notes executed by Company dated as of October 4, 1994 in favor of (1) Restart Partners, L.P. in the amount of $4,469,000, (2) Restart Partners II, L.P. in the amount of $6,560,000, (3) Restart Partners III, L.P. in the amount of $4,592,000, (4) Restart Partners IV, L.P.

in the amount of $2,829,000, (5) The Common Fund in the amount of $1,332,500, and (6) Morgens Waterfall Income Partners in the amount of $717,500. Each of the six individual Promissory Notes listed above have been endorsed to Lender pursuant to a Loan Purchase Agreement dated April 12, 1996.

         THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFEROR ASSIGNMENT AS PROVIDED IN SUBSECTIONS 8.1 AND 8.14 OF THE CREDIT AGREEMENT.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officers thereunto duly authorizing as of the date first written above.


                            BANYAN MORTGAGE INVESTMENT FUND, a Delaware
                            Corporation


                            By: /s/ Robert G. Higgins
                                ---------------------------
                            Printed Name: Robert G. Higgins
                            Title: Vice President and Secretary

                                   EXHIBIT B

Amounts owed by Borrower prior to March 31, 1996:

Principal balance as of October 1, 1995                  $23,233,737.19
Accrued interest 10/1/95 - 12/31/95                       $1,105,051.05
                                                         --------------
         Principal plus capitalized interest:            $24,258,788.24

Accrued Interest from 1/1/96 - 3/31/96:
         $24,258,788.24 x 19.5% x 91 days / 365 days:     $1,179,375.40

         Total owing as of March 31, 1996:               $25,438,163.64

Amounts to be paid by Borrower at Closing:

Accrued interest from 1/1/96 - 3/31/96:                   $1,179,375.40
Restructure Fee:                                            $500,000.00
                                                         --------------

         Total to be paid at Closing:                     $1,679.375.40

Principal balance owed by Borrower as of April 1, 1996:

Principal balance:                                       $24,258,778.24

                                  SCHEDULE 1


====================================================================================================================================
                              Chapman's                    Southbridge              Wayside       Bishop Ranch
Land Acquisition Costs                                          41,252
- ------------------------------------------------------------------------------------------------------------------------------------
Hard Constr. Costs              10,698                               0                722,925           4,179
- ------------------------------------------------------------------------------------------------------------------------------------
Soft Costs:
- ------------------------------------------------------------------------------------------------------------------------------------
  Legal Fees                   198,229                          68,665                 29,093         109,681
- ------------------------------------------------------------------------------------------------------------------------------------
  Land Planning/Zoning         354,183                          71,398                116,395         148,828
- ------------------------------------------------------------------------------------------------------------------------------------
  Real Estate Advisors         183,114                          17,399                  3,819          22,973
- ------------------------------------------------------------------------------------------------------------------------------------
  Other Costs                    6,686                           1,298                 80,816          45,629
- ------------------------------------------------------------------------------------------------------------------------------------
  Fees & Permits                82,668                               0                 40,662          14,927
- ------------------------------------------------------------------------------------------------------------------------------------
Marketing                       71,990                          49,145                266,954          20,629
- ------------------------------------------------------------------------------------------------------------------------------------
Project Overhead                     0
- ------------------------------------------------------------------------------------------------------------------------------------
  Other Chicago Ohd             11,964                          20,896                 11,437           8,694
- ------------------------------------------------------------------------------------------------------------------------------------
  Other Divisional Ohd         238,214                         119,687                160,601          47,519
- ------------------------------------------------------------------------------------------------------------------------------------
  Utilities                                                                                             8,420
- ------------------------------------------------------------------------------------------------------------------------------------
Real Estate Taxes              (54,849)                        288,894                127,317          39,138
- ------------------------------------------------------------------------------------------------------------------------------------
  Insurance                      4,330                           2,490                    550           3,641
- -----------------------------------------------------------------------------------------------------------------------------------
Financing Costs:
- -----------------------------------------------------------------------------------------------------------------------------------
  Interest                     41,650                         776,210                 800,014          59,409
- ------------------------------------------------------------------------------------------------------------------------------------
  Principal                  1,039,204                         422,115              4,737,750       1,900,000
- ------------------------------------------------------------------------------------------------------------------------------------
  Extension Fees                     0                               0                 70,000               0
- ------------------------------------------------------------------------------------------------------------------------------------
Misc. (Sources)/Uses
- ------------------------------------------------------------------------------------------------------------------------------------
  Deposits                           0                               0                (17,406)              0
- ------------------------------------------------------------------------------------------------------------------------------------
  Escrows                            0                               0                 37,792               0
- ------------------------------------------------------------------------------------------------------------------------------------
  Other Costs                       82                               0                                  5,092
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL USES                   2,238,163                       1,877,250              7,205,717       2,438,760
====================================================================================================================================


                                 SCHEDULE 1.1F


Lynnwood

         Lynnwood is a neighborhood retail shopping center located on an approximately 14.35 acre site in Lynnwood, Washington, approximately 20 miles north of Seattle, Washington.

Grand Harbor

         Grand Harbor is an 888 acre (approximate) residential community located along the Indian River in Vero Beach, Florida. The community includes a full service marina, golf courses, private residences, a club house and a beach house.

Oak Harbor

         Oak Harbor is a 115 acre planned luxury, country club retirement community located within Grand Harbor in Vero Beach, Florida.

                                  SCHEDULE 3.3



Project                                    Amount as of May 20, 1996
- -------                                    -------------------------

Chapman's Landing                          $2,238,163.00
Southbridge                                $1,877,250.00
Bishop Ranch                               $2,438,760.00

Note: The above amounts do not include accrued and unpaid interest and costs of collection, which are also secured by the Mortgages on these Projects.